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                                                                   EXHIBIT 10.25

THIS WARRANT AND ANY SHARES OF STOCK PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

No. W-2                                                     2,104,713.22 Shares

                               WARRANT TO PURCHASE

                                                               October 29, 1998

                             SHARES OF COMMON STOCK

                                       OF

                             SIMMONS HOLDINGS, INC.
              Incorporated Under The Laws of the State of Delaware

       THIS CERTIFIES THAT, for value received, and subject to the provisions hereinafter set forth, Ropes & Gray, in its capacity as escrow agent, or its registered assigns is entitled to purchase from Simmons Holdings, Inc., a Delaware corporation ("Holdings"), during the period specified in this Warrant, 2,104,713.22 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $0.01 per share, of Holdings (the "Common Stock") at an initial exercise price of $0.01 per share (the "Initial Exercise Price"). Certain capitalized terms used in this Warrant are defined in Section 9.

1. DURATION. The right to subscribe for and purchase shares of Common Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 P.M., Eastern Time, on October 29, 2005 (the "Expiration Date").

2. METHOD OF EXERCISE OR CONVERSION; PAYMENT, ISSUANCE OF NEW WARRANT; TRANSFER AND EXCHANGE.

       2.1. METHOD OF EXERCISE.

              2.1.1. EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a subscription substantially in the form attached to this Warrant duly



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       executed by such holder and accompanied by (a) wire transfer of immediately available funds, (b) certified or official bank check payable to the order of Holdings or (c) delivery to Holdings of a principal amount of Company Notes or Holdings Notes (provided that any Capitalized Interest shall be included in principal for purposes of determining such amount), in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 4 and 5.

              2.1.2. CONVERSION. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Common Stock (or Other Securities), during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a conversion notice substantially in the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

              (a) the excess of

                            (i) (x) the number of shares of Common Stock (or
                     Other Securities) determined as provided in Sections 4 and 5 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Common Stock designated in such conversion notice MULTIPLIED BY (y) the Current Market Price of each such share of Common Stock (or such Other Securities) so receivable upon such exercise over

                            (ii) (x) the number of shares of Common Stock
                     (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant may be exercised, as designated in such conversion notice, MULTIPLIED BY (y) the Initial Exercise Price divided by

              (b) such Current Market Price of each such share of Common Stock (or Other Securities).

       For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this



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       Warrant into Common Stock (or Other Securities) in accordance with the terms of this Section 2.1.2.

       2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to Holdings as provided in Section 2.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section
2.3 hereof shall be deemed to have become the holder or holders of record thereof.

       2.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, Holdings at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to the provisions of the Stockholders Agreement, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

              (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the current Market Price per share on the business day next preceding the date of such exercise; and

              (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof pursuant to the terms hereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1 hereof.

       2.4. EXCHANGE OF WARRANT. This Warrant is exchangeable at the aforesaid principal office of Holdings for Warrants for the purchase of the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares of Common Stock as the holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant hereto.

       2.5. COMPANY TO REAFFIRM OBLIGATIONS. Holdings will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of Holdings to afford such rights to such holder.



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3. STOCK FULLY PAID; RESERVATION OF SHARES. Holdings represents, warrants, covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. Holdings further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, Holdings will at all times have authorized and reserved solely for the purpose of the issuance upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

       If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, Holdings will in good faith and as expeditiously as reasonably possible use reasonable efforts to cause such shares to be duly registered or qualified.

       Holdings will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that Holdings may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Holdings to perform its obligations under this Warrant.

4. ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE UPON EXERCISE; EXERCISE PRICE. The number of shares of Common Stock purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1 hereof, by a fraction (a) the numerator of which shall be the Initial Exercise Price and
(b) the denominator of which shall be the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be the Initial Exercise Price and shall be adjusted and readjusted from time to time as provided in this
Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

                  4.1. SUBDIVISION OR COMBINATION OF SHARES. If Holdings, at any time while this Warrant is outstanding, shall subdivide (by stock split or otherwise) or combine (by consolidation or otherwise) any outstanding shares of Common Stock, the Exercise Price shall be (a) proportionately decreased, to the nearest one hundredth of one cent, in the case of a subdivision of shares, to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision or (b) proportionately increased, to the nearest one hundredth of one cent, in the case of a combination of shares, to reflect the decrease in the total



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number of shares of Common Stock outstanding as a result of such combination, as of the effective date of such subdivision or combination, or if Holdings shall take a record of holders of Common Stock for the purpose of so subdividing or combining, as of the applicable record date, whichever is earlier.

       4.2. CERTAIN DIVIDENDS. If Holdings, at any time while this Warrant is outstanding, shall pay any stock dividend on the Common Stock, the Exercise Price shall be adjusted, as of the date Holdings shall take a record of the holders of the Common Stock, for the purpose of receiving such dividend (or if no such record is taken, as of the date of such dividend), to the nearest one hundredth of one cent, to the product obtained by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (a) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend (plus in the event that Holdings paid cash for fractional shares, the number of additional shares which would have been outstanding had Holdings issued fractional shares in connection with said dividends) and (b) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend.

       4.3. OTHER EVENTS. If any event occurs as to which the foregoing provisions of Sections 4.1 and 4.2 are applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

       4.4. ADJUSTMENT OF EXERCISE PRICE. If at any time, as a result of any adjustments hereunder, the sum of the Exercise Price plus a proportionate portion of the consideration paid by the holder for this Warrant shall be less than the par value per share of Common Stock, then the price payable per share of Common Stock by the holder hereunder in the event of an exercise of this Warrant, in whole or in part, shall be an amount equal to the par value per share of the Common Stock; PROVIDED that for purposes of any calculation of the number of shares issuable upon exercise of this Warrant, any adjustment to the price payable per share of Common Stock pursuant to this Section 4.4 shall be disregarded.

5. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case Holdings after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into Holdings and Holdings shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities, then, and in the case



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of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto.

6. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted pursuant to
Section 4 hereof, Holdings will promptly deliver to the holder of this Warrant at its address set forth on Schedule I a certificate setting forth, in reasonable detail, the event that triggered the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price after giving effect to such adjustment.

7. DIVIDENDS/DISTRIBUTIONS. Holdings shall give the holder of this Warrant not less than 15 days prior written notice of its intent to pay a dividend or make any other distribution on any shares of its capital stock, and shall set forth in such notice the amount and type of such dividend or distribution and the share of capital stock on which such dividend or distribution will be paid. If the holder of this Warrant does not elect to exercise this Warrant prior to such dividend or distribution, an amount equal to the cash which the holder would have received on the Common Stock had the holder exercised this Warrant immediately prior to such dividend or distribution shall at the option of the holder (a) be used as a credit against the Exercise Price or (b) be retained by Holdings and paid to such holder upon the exercise of this Warrant.

8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of Holdings or as imposing any obligation on such holder to purchase any Securities or as imposing any liabilities on such holder as a stockholder of Holdings, whether such obligation or liabilities are asserted by Holdings or by creditors of Holdings.

9. DEFINITIONS. For the purposes of this Warrant, the following terms have the following meanings:

              "Board" shall mean the Board of Directors of Holdings.

              "Common Stock" shall have the meaning as defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of Holdings the holders of which have the right, without limitation as to amount, either to all or to a share of the balance



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       of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

              "Company Notes" shall mean the Junior Subordinated Notes due 2010 of Simmons Company, a Delaware corporation, in the aggregate original principal amount of $30,000,000, issued October 29, 1998.

              "Current Market Price" shall mean on any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Sock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

              "Escrow Warrants" shall have the meaning provided in the Securities Purchase Agreement.

              "Expiration Date" shall have the meaning set forth in Section 1.

              "Holdings" shall have the meaning provided in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of Holdings hereunder in compliance with
       Section 5 hereof.

              "Holding Notes" shall mean the Junior Subordinated Notes due 2011 of Holdings, in the aggregate original principal amount of $10,000,000, issued October 29, 1998.

              "Initial Exercise Price" shall have the meaning set forth in the first paragraph hereof.

              "Majority Holders" shall mean at any time holders of Warrants exercisable for more than 50% of the shares of Common Stock issuable under the Warrants at such time outstanding; PROVIDED that, for purposes of Section 10 hereof, Simmons Holdings, LLC shall be deemed to be the holder of any Escrow Warrants until such time as such Warrants have been released from escrow.

              "Market Price" shall mean on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on



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       such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if the Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair market value thereof determined in good faith by the Board.

              "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 hereof or otherwise.

              "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

              "Securities" shall mean any debt or equity securities of Holdings, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

              "Securities Act" shall mean as of any date of the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

              "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of October 28, 1998 among Simmons Company, Inc., Holdings and the Purchasers listed therein.

              "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participants in, the capital stock of a corporation of any class.

              "Warrants" shall mean the Warrants issued pursuant to the Securities Purchase Agreement. The term "Warrants" shall include, without limitation, this Warrant and any Warrants issued in substitution or exchange for any thereof.

10. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Majority Holders; PROVIDED, HOWEVER, that no such amendment or waiver shall increase the Exercise Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 10 without consent of the holders of all Warrants then outstanding affected by such amendment or waiver.



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11. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware (without giving effect to the choice of law principles of such state).



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                                          Simmons Holdings, Inc.

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:



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                                                                      Schedule I
                                                                      to Warrant

              [To be completed upon release of Warrant from escrow]



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                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

To Simmons Holdings, Inc.:

                  The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____________
(1) shares of the Common Stock and herewith makes payment of $_________________ therefor, and requests that the certificates for such shares be issued in the name of, and deliver to _________________, whose address is

Dated:

                 -----------------------------
                         (Signature must conform in all
                         respects to name of holder as
                         specified on the face of Warrant)


                         ------------------------------------
                                 (Street Address)

                         ------------------------------------
                         (City)     (State)       (Zip Code)

--------

       (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.



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                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

       For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________ the right represented by such Warrant to purchase _______________ (2) shares of Common Stock of Simmons Holdings, Inc. to which such Warrant relates, and appoints _______________Attorney to make such transfer on the books of Simmons Holdings, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

                    --------------------------
                         (Signature must conform in all
                         respects to name of holder as
                         specified on the face of Warrant)

                         ------------------------------------
                                   (Street Address)

                         ------------------------------------
                         (City)       (State)      (Zip Code)



Signed in the presence of:


--------

       (2) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                            FORM OF CONVERSION NOTICE

To Simmons Holdings, Inc.:

       The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to _______________(3) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is

Dated:

                         ---------------------------------
                         (Signature must conform in all
                         respects to name of holder as
                         specified on the face of Warrant)

                         ------------------------------------
                                   (Street Address)

                         ------------------------------------
                         (City)       (State)      (Zip Code)






--------


       (3) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.